■ Managers AMG Chicago Equity Partners Balanced Fund

Investor Class: MBEAX (formerly Class A)	Service Class: MBESX	Institutional Class: MBEYX

P085-0213

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

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TABLE OF CONTENTS

4-7	SUMMARY OF THE FUND

Managers AMG Chicago Equity Partners Balanced Fund
9-14	ADDITIONAL INFORMATION ABOUT THE FUND

Managers AMG Chicago Equity Partners Balanced Fund

Summary of the Fund’s Principal Risks

Other Important Information about the Fund and its Investment Strategies and Risks

Fund Management
15-23	SHAREHOLDER GUIDE

Your Account

Choosing a Share Class

Investing Through an Intermediary

Distribution and Service (12b-1) Fees

Transaction Policies

How to Buy or Sell Shares

Investor Services

Certain Federal Income Tax Information
24	FINANCIAL HIGHLIGHTS

Managers AMG Chicago Equity Partners Balanced Fund
26	HOW TO CONTACT US

Managers Investment Group	2

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SUMMARY OF THE FUND

Managers AMG Chicago Equity Partners Balanced Fund

INVESTMENT OBJECTIVE

The Managers AMG Chicago Equity Partners Balanced Fund’s (the “Fund” or “CEP Balanced Fund”) investment objective is to achieve a high total investment return, consistent with the preservation of capital and prudent economic risk.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Service Class	Institutional Class
Management Fee	0.70%	0.70%	0.70%
Distribution and Service (12b-1) Fees	0.25%	None	None
Other Expenses	0.75%	0.85%[1]	0.75%
Acquired Fund Fees and Expenses	0.01%	0.01%[1]	0.01%
Total Annual Fund Operating Expenses[2]	1.71%	1.56%	1.46%
Fee Waiver and Expense Reimbursements[3]	(0.61)%	(0.61)%	(0.61)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements[2]	1.10%	0.95%	0.85%

1 Because Service Class shares will have commenced operations on or following the date of this Prospectus, these amounts are based on estimates for the current fiscal year.

2 The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may not correlate to the ratios of expenses to average net assets in the Financial Highlights section of the Fund’s Prospectus. The ratios reflect only the operating expenses of the Fund and do not include fees and expenses of any acquired funds.

3 Managers Investment Group LLC (the “Investment Manager”) has contractually agreed, through at least May 1, 2014, to waive management fees and/or reimburse Fund expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements (exclusive of taxes, interest (including interest incurred in connection with bank and custody overdrafts), shareholder servicing fees, distribution and service (12b-1) fees, brokerage commissions, and other transaction costs, acquired fund fees and expenses, and extraordinary expenses) to 0.84% of the Fund’s average daily net assets subject to later reimbursement by the Fund in certain circumstances. In general, for a period of up to 36 months from the time of any waiver, reimbursement, or payment pursuant to the Fund’s contractual expense limitation, the Investment Manager may recover from the Fund fees waived and expenses paid to the extent that such repayment would not cause the Fund’s Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements to exceed the contractual expense limitation amount. Under such arrangement, if the maximum amount of shareholder servicing fees and distribution and service (12b-1) fees were charged to the classes under the current applicable plans, the total annual fund operating expenses (excluding the other items noted in the parenthetical above) of the Investor Class, Service Class, and Institutional Class would be 1.09%, 0.94%, and 0.84%, respectively, of the average daily net assets of such classes. The contractual expense limitation may only be terminated upon termination of the Fund’s investment advisory agreement with the Investment Manager or by mutual agreement between the Investment Manager and the Fund’s Board of Trustees.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. The Example reflects the impact of the Fund’s contractual expense limitation through May 1, 2014. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$112	$453	$846	$1,946
Service Class	$97	$407	$767	$1,782
Institutional Class	$87	$375	$714	$1,671

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will ordinarily invest 50-65% of its total assets in equity securities and invests the remainder in bonds and other fixed income securities, as well as cash or cash equivalents.

The Fund will invest at least 25% of its total assets in equity securities. The equity portion of the Fund is invested primarily in a diversified portfolio of U.S. common stocks, as well as other U.S. and foreign securities, including convertible securities and warrants. Normally, the equity portion of the Fund will focus on large- (generally determined by reference to the capitalization of companies in the Russell 1000® Index) and medium-sized (generally determined by reference to the capitalization of companies in the Russell Midcap® Index) companies which will generally be listed on the New York or American Stock Exchanges or on NASDAQ and widely held among a large number of investors. As of May 31, 2012, the date of the latest reconstitution of the Indices, the range of market capitalizations for the Russell 1000® Index and Russell Midcap® Index was $1.35 billion to $540.21 billion and $1.35 billion to $17.39 billion, respectively. For equity investments, Chicago Equity Partners, LLC (“CEP”) typically utilizes a proprietary, multi-factor ranking system encompassing momentum, value, and quality factors to identify attractive stocks.

Managers Investment Group	4

SUMMARY OF THE FUND

The Fund will invest at least 25% of its total assets in fixed income securities. The fixed income portion of the Fund will invest in a wide range of domestic and foreign fixed income securities, such as bonds, including securities not based on the U.S. dollar. The majority of the Fund’s foreign investments may be in “Yankee bonds” (bonds payable in U.S. dollars that are issued in the United States by foreign banks and corporations). The Fund may also invest up to 25% of its total assets in below-investment grade securities (those rated Ba1/ BB+ or lower by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Corporation (“S&P”), respectively, that the Fund’s Subadvisor, CEP, believes do not involve undue risk to income or principal. The lowest credit-rating categories in which the Fund invests are Caa/CCC (as rated by Moody’s/S&P). Incorporating fundamental, “bottom-up” credit and market analysis, CEP invests the Fund’s assets primarily in bonds with 7- to 30- year maturities. For the fixed income portion of the Fund, CEP typically:

•	Determines sector weightings based on the relative attractiveness of corporates, mortgages, agencies, and Treasuries using fundamental and quantitative analysis.

•	Selects securities by analyzing bonds within their peer group and choosing the most favorable issuers from a risk/return standpoint based on proprietary research.

•	Maintains durations within a range of plus or minus 10% of the Fund’s fixed income benchmark.

The Fund may invest more than 65% of its total assets in stocks if CEP considers conditions in the stock market to be more favorable than those in the bond market, and the Fund may invest more than 25% of its total assets in fixed income securities if CEP considers conditions in the bond market to be more favorable than those in the stock market.

PRINCIPAL RISKS

There is the risk that you may lose money on your investment. All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are some of the risks of investing in the Fund.

Credit Risk—the issuer of bonds or other debt securities may not be able to meet interest or principal payments when the bonds or other debt securities come due.

Currency Risk—fluctuations in exchange rates may affect the total loss or gain on a non-U.S. dollar investment when converted back to U.S. dollars.

Foreign Securities Risk—securities or other investments of foreign issuers involve additional risks (such as risks arising from less frequent trading, changes in political or social conditions, and less publicly available information about non-U.S. issuers) that differ from those associated with investing in securities of U.S. issuers and may result in greater price volatility.

Growth Stock Risk—growth stocks may be more sensitive to market movements because their prices tend to reflect future investor expectations rather than just current profits.

High Yield Risk—below-investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit, and liquidity risk.

Interest Rate Risk—fixed-coupon payments (cash flows) of bonds and debt securities may become less competitive with the market in periods of rising interest rates and cause bond prices to decline.

Large-Capitalization Stock Risk—the stocks of large-capitalization companies are generally more mature and may not be able to reach the same levels of growth as the stocks of small- or mid-capitalization companies.

Liquidity Risk—particular investments, such as illiquid securities, may not be able to be sold at the price the Fund would like or the Fund may have to sell them at a loss.

Market Risk—market prices of domestic and foreign securities held by the Fund may fall rapidly or unpredictably due to a variety of factors, including changing economic, political, or market conditions.

Mid-Capitalization Stock Risk—the stocks of mid-capitalization companies often have greater price volatility, lower trading volume, and less liquidity than the stocks of larger, more established companies.

Political Risk—changes in the political status of any country can have profound effects on the value of investments exposed to that country.

Prepayment Risk—many bonds and debt securities have call provisions that may result in debtors paying back the debt prior to maturity during periods of decreasing interest rates.

Reinvestment Risk—investors may have difficulty reinvesting payments from debtors and may receive lower rates than from their original investments.

U.S. Government Securities Risk—obligations issued by some U.S. Government agencies, authorities, instrumentalities, or sponsored enterprises such as Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal Home Loan Banks (“FHLBs”) are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. If one of these agencies defaulted on a loan, there is no guarantee that the U.S. Government will provide financial support.

Value Stock Risk—value stocks may perform differently from the market as a whole and may be undervalued by the market for a long period of time.

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SUMMARY OF THE FUND

PERFORMANCE

The following performance information illustrates the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s performance compares to that of two broad based securities market indices and to a composite index, which more accurately reflects the composition of the Fund’s portfolio. The performance information for the Fund, which were renamed Investor Class shares as of the date of this Prospectus) for periods prior to December 1, 2012 does not reflect the impact of any previously imposed front end or deferred sales charges (loads) that were in effect until December 1, 2012. As always, past performance of the Fund (before and after taxes) is not an indication of how the Fund will perform in the future. To obtain updated performance information please visit www.managersinvest. com or call 800.835.3879.

Calendar Year Total Returns as of 12/31/11 (Investor Class)

Best Quarter: 12.03% (2nd Quarter 2009)

Worst Quarter: -9.69% (4th Quarter 2008)

Average Annual Total Returns as of 12/31/11

After-tax returns are calculated using the historical highest

Managers AMG Chicago Equity Partners Balanced Fund	1 Year	5 Years	10 Years

Investor Class Return Before Taxes	6.45%	3.86%	5.45%

Investor Class
Return After Taxes on Distributions	5.52%	3.28%	4.81%

Investor Class
Return After Taxes on Distributions and Sale of Fund Shares	4.98%	3.09%	4.48%

Institutional Class
Return Before Taxes	6.78%	4.13%	5.81%

Russell 1000® Index
(reflects no deduction for fees, expenses, or taxes)	1.50%	-0.02%	3.34%

Barclays U.S. Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)	7.84%	6.50%	5.78%

Composite Index
(composed of 60% Russell 1000 Index & 40% Barclays U.S. Aggregate Bond Index) (reflects no deduction for fees, expenses, or taxes)	4.84%	3.55%	5.01%

individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor Class shares only, and after-tax returns for other share classes will vary.

PORTFOLIO MANAGEMENT

Investment Manager

Managers Investment Group LLC

Subadvisor

Chicago Equity Partners, LLC (“CEP”)

Portfolio Managers

Equity Team

David C. Coughenour

Founder and Chief Investment Officer – Equities of CEP;

Portfolio Manager of the Fund since 12/00.

Robert H. Kramer

Founder, Managing Director, and Analyst of CEP;

Portfolio Manager of the Fund since 12/00.

Martin Morris

Director and Analyst of CEP;

Portfolio Manager of the Fund since 12/00.

James Palermo

Director and Analyst of CEP;

Portfolio Manager of the Fund since 12/00.

Fixed Income Team

Michael J. Millhouse

Managing Director and Chief Investment Officer –

Fixed Income of CEP; Portfolio Manager of the Fund since 12/06.

Michael J. Budd

Director and Analyst of CEP;

Portfolio Manager of the Fund since 12/06.

Curt A. Mitchell

Director and Analyst of CEP;

Portfolio Manager of the Fund since 12/06.

BUYING AND SELLING FUND SHARES

Initial Investment Minimum

Investor Class

Regular Account: $2,000

Individual Retirement Account: $1,000

Service Class

Regular Account: $100,000

Individual Retirement Account: $25,000

Institutional Class

Regular Account: $1,000,000

Individual Retirement Account: $50,000

Managers Investment Group	6

SUMMARY OF THE FUND

Additional Investment Minimum

Investor Class and Service Class (all accounts): $100

Institutional Class (all accounts): $1,000

TRANSACTION POLICIES

You may sell your shares of the Fund any day that the New York Stock Exchange is open for business, either through your registered investment professional or directly to the Fund. Shares may be sold or exchanged by mail at the address listed below, by phone at 800.548.4539, online at www.managersinvest.com, or by bank wire (if bank wire instructions are on file for your account).

Managers

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, RI 02940-9769

TAX INFORMATION

The Fund intends to make distributions that are taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. If your investment is through such a plan, you should consult your tax adviser to determine the suitability of the Fund as an investment through your plan and the tax treatment of distributions to you (including distributions of amounts attributable to an investment in the Fund) from the plan.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

7	Managers Investment Group

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ADDITIONAL INFORMATION ABOUT THE FUND

LEAD PORTFOLIO MANAGERS	MANAGERS AMG CHICAGO EQUITY PARTNERS BALANCED FUND (“CEP BALANCED FUND”)

David Coughenour

Chief Investment Officer-

Equities and Portfolio

Manager at Chicago

Equity Partners

Michael Millhouse

Chief Investment Officer-

Fixed Income and Portfolio

Manager at Chicago

Equity Partners

See “Fund Management” on page 14 for more information on the lead portfolio managers.

This Fund will invest primarily in the securities and instruments as described in the summary section of the Fund’s Prospectus. This section contains additional information about the Fund’s investment strategies and the investment techniques utilized by the Fund’s subadvisor in managing the Fund, and also additional information about the Fund’s expenses and performance.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL INVESTMENT STRATEGIES

CEP serves as the subadvisor to the Fund and manages the allocation of assets between stocks and bonds, as well as manages the individual security selection.

For equity investments, CEP typically:

•        Reviews and confirms the model’s daily rankings, paying special attention to any changes in rank.

•        Sells all or part of the Fund’s holdings in a particular stock if it is lowly ranked and if there is a viable alternative within its industry, based upon risk/return.

For the fixed income portion of the Fund, CEP typically:

•        Determines yield curve positioning after a thorough review of the interest rate environment.

•        Seeks to add value over time; value may be added while reducing volatility at the sector and security level through timely responses to changing, sometimes irrational, market conditions.

WHERE THIS FUND FITS AS PART OF YOUR ASSET ALLOCATION

In selecting a mutual fund one should consider its overall fit within an asset allocation plan. This Fund may be appropriate as part of your overall investment allocation if you are:

•        Seeking an opportunity for additional returns from a portfolio that holds both equities and fixed income securities.

•        Willing to accept short-term volatility of returns.

9	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUND

MANAGERS AMG CHICAGO EQUITY PARTNERS BALANCED FUND (CONTINUED)

ADDITIONAL INFORMATION ABOUT THE FUND’S EXPENSES AND PERFORMANCE

Under “Fees and Expenses of the Fund” in the Fund’s summary section, expenses for Service Class shares in the “Annual Fund Operating Expenses” table reflect estimates for the current fiscal year because Service Class shares will have commenced operations on or following the date of this Prospectus. Because Service Class shares are authorized to pay up to 0.10% in shareholder servicing fees, Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursements may fluctuate from year-to-year based on the actual amount of shareholder servicing fees incurred. Please see “Choosing a Share Class” for more information on the Fund’s shareholder servicing fees.

Under “Performance” in the Fund’s summary section, the performance information shown assumes that all dividend and capital gain distributions have been reinvested for the Fund and, where applicable, for the Indices shown in the table. Effective as of the date of this Prospectus, the Fund will have renamed the Class A shares of the Fund as Investor Class shares and will have established one additional share class: Service Class shares. The information in the bar chart is for Investor Class shares of the Fund. Institutional Class shares would have similar returns as Investor Class shares because both classes are invested in the same portfolio of securities. However, because Institutional Class shares are subject to different expenses than Investor Class shares, Institutional Class share performance varies. Because the Fund’s Service Class shares have not operated for a full calendar year, performance history for this share class is not available. The performance information for Investor Class shares of the Fund for periods prior to December 1, 2012 does not reflect the impact of the sales charges (loads) that were in effect until December 1, 2012. The performance information also reflects the impact of the Fund’s contractual expense limitation. If the Investment Manager had not agreed to limit expenses, returns would have been lower.

Managers Investment Group	10

ADDITIONAL INFORMATION ABOUT THE FUND

SUMMARY OF THE FUND’S PRINCIPAL RISKS

This section presents more detailed information about the Fund’s risks as described in the summary section of the Fund’s Prospectus. The Fund could be subject to additional risks because the types of investments it makes and market conditions may change over time.

All investments involve some type and level of risk. There is the risk that you will lose money on your investment. Before you invest, please make sure that you have read, and understand, the risk factors that apply to the Fund. In addition, the Fund is subject to management risk because it is an actively managed investment portfolio. The Fund’s Subadvisor will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired result.

CREDIT RISK

An issuer of bonds or other debt securities may not be able to meet interest or principal payments when the bonds or securities come due. This risk of default is present not only for companies, but also for states, cities, counties and political subdivisions thereof that issue bonds or other debt securities. This risk of default for most debt securities is monitored by several nationally recognized statistical rating organizations such as Moody’s and S&P. The risk of default is generally higher in the case of mortgage-backed securities that include so-called “sub-prime” mortgages. Even if the likelihood of default is low, changes in the perception of an issuer’s financial health will affect the valuation of its debt securities. Bonds rated BBB/Baa by S&P/Moody’s, although investment grade, may have speculative characteristics because their issuers are more vulnerable to financial setbacks and economic pressures than issuers with higher ratings.

CURRENCY RISK

The value of foreign investments denominated in a foreign currency depends both upon the price of the securities and the exchange rate of the currency. Thus, the value of an investment in a foreign security will drop if the price for the foreign currency drops in relation to the U.S. dollar. Adverse currency fluctuations are an added risk to foreign investments. Currency risk can be reduced through diversification among currencies or through hedging with the use of foreign currency contracts.

FOREIGN SECURITIES RISK

Investments in foreign issuers (including those denominated in U.S. dollars), whether directly or indirectly in the form of American Depositary Receipts, stock index futures or similar instruments, involve additional risks different from those associated with investing in securities of U.S. issuers. There may be limited information available to investors, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements like those applicable to U.S. issuers. Different accounting, corporate governance, regulatory, and market systems may cause foreign securities to be more volatile. The value of foreign securities may be adversely affected by changes in the political or social conditions, confiscatory taxation, diplomatic relations, expropriation, nationalization, limitation on the removal of funds or assets, or the establishment of exchange controls or other foreign restrictions and tax regulations in foreign countries. Foreign securities trade with less frequency and volume than domestic securities and, therefore, may have greater price volatility. In addition, just as foreign markets may respond to events differently from U.S. markets, foreign securities can perform differently from U.S. securities.

GROWTH STOCK RISK

Growth stocks may be more sensitive to changes in current or expected earnings than other types of stocks and tend to be more volatile than the market in general. Growth stocks may underperform value stocks during given periods.

HIGH YIELD RISK

Funds that invest in below-investment grade debt securities and unrated securities of similar credit quality (commonly known as “junk bonds” or “high yield securities”) may be subject to greater levels of interest rate, credit and liquidity risk than a fund that does not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. These issuers may be involved in bankruptcy proceedings, reorganizations, or financial restructurings, and are not as strong financially as higher-rated issuers. If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose its entire investment. Below-investment grade securities are more susceptible to sudden and significant price movements because they are generally more sensitive to adverse developments. Many below-investment grade securities are subject to legal or contractual restrictions that limit their resale at desired prices.

INTEREST RATE RISK

Changes in interest rates can impact bond and debt security prices. As interest rates rise, the fixed coupon payments (cash flows) of debt securities become less competitive with the market and thus the price of the securities will fall. The longer into the future that these cash flows are expected, the greater the effect on the price of the security. The longer the maturity or duration, the higher the interest rate risk. Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal plus interest) for a bond, debt security or portfolio. It is used to evaluate such bond’s, debt security’s or portfolio’s interest rate sensitivity. For example, if interest rates rise by one percentage point, the share price of a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the fund’s share price would rise by about 5%.

LARGE-CAPITALIZATION STOCK RISK

Large-capitalization companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature

11	Managers Investment Group

ADDITIONAL INFORMATION ABOUT THE FUND

SUMMARY OF THE FUND’S PRINCIPAL RISKS (CONTINUED)

product markets. Also, large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, a Fund that invests in large-capitalization companies may underperform other stock funds (such as funds that focus on the stocks of small-and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, securities having small market capitalizations, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

MARKET RISK

Market prices of investments held by the Fund may fall rapidly or unpredictably and will rise and fall due to changing economic, political, or market conditions or in response to events that affect particular industries or companies. The value of your investment could go up or down depending on market conditions. Equity investments generally have greater price volatility than fixed income investments. Since foreign investments trade on different markets, which have different supply and demand characteristics, their prices are not as closely linked to the U.S. markets. Foreign securities markets have their own market risks, and they may be more or less volatile than U.S. markets and may move in different directions.

MID-CAPITALIZATION STOCK RISK

The stocks of mid-capitalization companies involve more risk than the stocks of larger, more established companies because they often have greater price volatility, lower trading volume, and less liquidity. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. The Fund that invests in mid-capitalization companies may underperform other stock funds (such as large-company stock funds) when stocks of mid-capitalization companies are out of favor.

POLITICAL RISK

Changes in the political status of any country can have profound effects on the value of investments exposed to that country. Related risk factors are the regulatory environment within any country or industry and the sovereign health of the country. These risks can only be reduced by carefully monitoring the economic, political and regulatory atmosphere within countries and diversifying across countries.

PREPAYMENT RISK

Many bonds and other fixed income securities have call provisions which allow the debtors to pay them back before maturity. This is especially true with mortgage-backed and asset-backed securities, which can be paid back at any time. Typically, debtors prepay their debt when it is to their advantage (when interest rates drop making a new loan at current rates more attractive), and thus likely to the disadvantage of security holders, who may have to reinvest prepayment proceeds in securities with lower yields. Prepayment risk will vary depending on the provisions of the security and current interest rates relative to the interest rate of the debt.

REINVESTMENT RISK

As debtors pay interest or return capital to investors, there is no guarantee that investors will be able to reinvest these payments and receive rates equal to or better than their original investment. If interest rates fall, the rate of return available to reinvested money will also fall. For example, purchasers of a 30-year, 5% coupon bond can anticipate that they will receive a 5% return on their original capital, but unless they can reinvest all of the interest receipts at or above 5%, the total return over 30 years will be below 5%. The higher the coupon and prepayment risk, the higher the reinvestment risk. An investor who plans on spending (as opposed to reinvesting) the income generated by his portfolio is less likely to be concerned with reinvestment risk and more likely to be concerned with inflation and interest rate risk than is an investor who will be reinvesting all income.

U.S. GOVERNMENT SECURITIES RISK

Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Government, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and Federal Home Loan Banks (“FHLBs”), are not backed by the full faith and credit of the U.S. Government and are backed solely by the entity’s own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

VALUE STOCK RISK

Value stocks present the risk that a stock may decline or never reach what the Subadvisor believes is its full market value, either because the market fails to recognize what the Subadvisor considers to be the company’s true business value or because the Subadvisor’s assessment of the company’s prospects is wrong. Companies that issue value securities may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor. Value stocks may underperform growth stocks during given periods.

Managers Investment Group	12

ADDITIONAL INFORMATION ABOUT THE FUND

OTHER IMPORTANT INFORMATION ABOUT THE FUND AND ITS INVESTMENT STRATEGIES AND RISKS

In addition to the principal investment strategies described in this Prospectus, the Fund may also make other types of investments and, therefore, may be subject to other risks. Some of these risks are described in the Fund’s Statement of Additional Information dated December 1, 2012, as supplemented from time to time (the “SAI”).

INVESTMENT OBJECTIVES

The Fund’s investment objective may be changed without shareholder approval.

TEMPORARY DEFENSIVE MEASURES

From time to time, the Fund may invest a portion of its assets in money market securities, cash, or cash equivalents as a temporary defensive measure. These temporary defensive measures may be inconsistent with the Fund’s investment objective and principal investment strategies. The Fund may not be able to achieve its stated investment objective while taking these defensive measures.

PORTFOLIO TURNOVER

As described in the Fund’s summary section of this Prospectus, the Fund may sell any security when it believes the sale is in the Fund’s best interest. This may result in active and frequent trading of portfolio securities which can increase the portfolio turnover. A portfolio turnover rate greater than 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the previous one-year period. Higher portfolio turnover may adversely affect Fund performance by increasing Fund transaction costs and may increase your tax liability.

PORTFOLIO HOLDINGS

A description of the policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI, which is available on the Fund’s Web site at www.managersinvest.com.

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ADDITIONAL INFORMATION ABOUT THE FUND

FUND MANAGEMENT

The Fund is a series of Managers Trust II, a Massachusetts business trust (the “Trust”). The Trust is part of the Managers Family of Funds, a mutual fund family comprised of different funds, each having distinct investment management objectives, strategies, risks, and policies. The Fund has three classes of shares: Investor Class, Service Class, and Institutional Class.

The Investment Manager, located at 800 Connecticut Avenue, Norwalk, Connecticut, 06854, is a subsidiary of Affiliated Managers Group, Inc. (“AMG”), located at 600 Hale Street, Prides Crossing, Massachusetts 01965. The Investment Manager serves as investment manager to the Fund and is responsible for the Fund’s overall administration and operations. The Investment Manager also monitors the performance, security holdings, and investment strategies of CEP, the subadvisor of the Fund. Managers Distributors, Inc. (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, serves as the Fund’s distributor. Except for distribution and service (12b-1) fees, the Distributor receives no compensation from the Fund for its services as distributor.

Pursuant to an exemptive order issued by the Securities and Exchange Commission (the “SEC”), the Fund participates in a manager of managers structure whereby the Investment Manager serves as the investment manager of the Fund and selects and recommends to the Fund’s Board of Trustees investment advisors (the “Subadvisors”) to manage the Fund’s investment portfolio. Under the terms of this exemptive order, the Investment Manager is able, subject to certain conditions and oversight by the Fund’s Board of Trustees but without shareholder approval, to hire or change the contract terms of unaffiliated Subadvisors for the Fund. The Investment Manager, subject to oversight by the Trustees, has ultimate responsibility to oversee the Subadvisors and recommend their hiring, termination, and replacement. Shareholders of the Fund continue to have the right to terminate such subadvisory agreements for the Fund at any time by a vote of a majority of the outstanding voting securities of the Fund.

CEP has served as Subadvisor to the Fund since December 2000. AMG indirectly owns a majority interest in CEP. CEP, located at 180 N. LaSalle Street, Suite 3800, Chicago, Illinois 60601, is an investment management firm with approximately $9.2 billion in assets under management as of September 30, 2012.

MANAGERS AMG CHICAGO EQUITY PARTNERS BALANCED FUND

CEP utilizes a team approach to manage the Fund. CEP has served as the Subadvisor to the equity portion of the Fund since December 2000 and as Subadvisor to the fixed income portion of the Fund since December 2006.

David C. Coughenour, CFA, heads the equity team. Robert H. Kramer, Martin Morris, and James Palermo are the senior members of the equity team who assist Mr. Coughenour, and together with Mr. Coughenour, are jointly and primarily responsible for the day-to-day management of the equity portion of the Fund. Mr. Coughenour is a founder of CEP, and serves as Chief Investment Officer–Equities, and Portfolio Manager. Mr. Kramer, founder, Managing Director, Portfolio Manager, and Analyst of CEP, oversees the quantitative research, trading and technology groups and is the primary analyst for the health care sector. Mr. Morris, Director, Portfolio Manager, and Analyst, is responsible for the consumer discretionary and telecommunications sectors. Mr. Palermo, Director, Portfolio Manager, and Analyst, is responsible for the financials sector at CEP. Each of the portfolio managers has been with CEP for at least the last 15 years.

Michael J. Millhouse heads the fixed income team. Michael J. Budd, and Curt A. Mitchell are the senior members of the fixed income team who assist Mr. Millhouse, and together with Mr. Millhouse are jointly and primarily responsible for the day-to-day management of the fixed income portion of the Fund. Mr. Millhouse serves as Managing Director, Chief Investment Officer–Fixed Income, and Portfolio Manager. Prior to joining CEP in 2004, Mr. Millhouse served as Chief Investment Officer and Portfolio Manager for the Core Bond Group of Loomis, Sayles & Company, L.P. from 1993 to 2004. Mr. Budd serves as a Director, Portfolio Manager, and Analyst, and focuses on the mortgage, asset-backed and agency sectors of the fixed income market. Mr. Budd has been with CEP for 20 years. Mr. Mitchell serves as Director, Portfolio Manager, and Analyst, and focuses on the corporate bond sector of the fixed income market. Prior to joining CEP in 2004, Mr. Mitchell served as Vice President and Senior Portfolio Manager at Loomis, Sayles & Company, L.P. from 1996 to 2004.

The Fund is obligated by its investment management agreement to pay an annual management fee to the Investment Manager of 0.70% of the average daily net assets of the Fund. The Investment Manager, in turn, pays a portion of this fee to CEP. The Investment Manager also provides administrative services to the Fund, including supervising bookkeeping and recordkeeping to ensure that shareholder information is accurate and up-to-date, supervising the preparation and filing of documents as required by state and Federal regulatory agencies, and providing management and oversight of all third-party service providers. As compensation for these services, the Investment Manager receives an administrative fee of 0.20% per annum of the average daily net assets of the Fund.

ADDITIONAL INFORMATION

A discussion regarding the basis for the Board of Trustees approving the Investment Management Agreement with respect to the Fund between the Trust and the Investment Manager and the Subadvisory Agreement between the Investment Manager and the Subadvisor is available in the Fund’s Semi-Annual Report to Shareholders for the period ended June 30.

Additional information regarding other accounts managed by the portfolio managers, their compensation, and ownership of Fund shares is available in the Fund’s SAI.

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SHAREHOLDER GUIDE

YOUR ACCOUNT

You may invest in the Fund by purchasing Investor Class, Service Class, or Institutional Class shares. Each class of shares is subject to different types and levels of expenses, and minimum initial investment amounts, as described below.

The Investor Class shares of the Fund are subject to the expenses of a 12b-1 plan of distribution adopted by the Board of Trustees, and each class of shares may also bear shareholder servicing fees in different amounts. Because each class bears fees and expenses in different amounts, the net asset value (the “NAV”) per share of the three classes may differ. Investor Class shares are expected to have lower total returns than Service Class shares and Institutional Class shares, and Service Class shares are expected to have lower total returns than Institutional Class shares. In all other material respects, the Investor Class, Service Class and Institutional Class shares are the same, each share representing a proportionate interest in the Fund. Each class of shares is subject to a minimum initial investment amount, as described on page 18.

Your purchase or redemption of Fund shares is based on each class’s share price. The price at which you purchase and redeem your shares is based on the NAV per share next determined after your purchase or redemption order is received on each day the New York Stock Exchange (the “NYSE”) is open for trading. The NAV per share of each class of shares of the Fund is equal to the class’s net worth (assets minus liabilities) divided by the number of shares outstanding for that class. The NAV for each class is calculated at the close of regular business of the NYSE, usually 4:00 p.m. New York time. Purchase orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund will also receive that day’s offering price provided that the purchase orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m. Likewise, redemption orders received after 4:00 p.m. from certain processing organizations that have entered into contractual arrangements with the Fund will also be redeemed at the NAV computed that day provided that the orders the processing organization transmits to the Fund were received by the processing organization in proper form before 4:00 p.m.

Investments traded in foreign markets may trade when the NYSE is closed. Those investments are generally valued at the closing of the exchange where they are primarily traded. Foreign securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund shareholders may not be able to buy or sell Fund shares.

FAIR VALUE POLICY

The Fund’s investments are generally valued based on market quotations provided by third-party pricing services approved by the Board of Trustees of the Trust. Under certain circumstances, a Fund investment will be priced based on an evaluation of its fair value, according to procedures established by and under the general supervision of the Board of Trustees. The Fund uses the fair value of a portfolio investment to calculate its NAV when, for example:

•	Market quotations are not readily available because a portfolio investment is not traded in a public market or the principal market in which the investment trades is closed;

•	Trading in a portfolio investment is suspended and has not resumed before the Fund calculates NAV;

•

A significant event affecting the value of a portfolio investment is determined to have occurred between the time of the market quotation provided for a portfolio investment and when the Fund calculates NAV;

•	An investment’s price has remained unchanged over a period of time (often referred to as a “stale price”); or

•	The Investment Manager determines that a market quotation is inaccurate.

Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Fund calculates its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign securities.

The Fund may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices when thinly traded securities are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations.

An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

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SHAREHOLDER GUIDE

CHOOSING A SHARE CLASS

Investors can choose between three share classes when investing in the Fund:

•	Investor Class

•	Service Class

•	Institutional Class

The classes differ in the way that they deal with Fund expenses. When choosing a share class, it is important to consider these three factors:

•	The amount you plan to invest;

•	Your investment objectives; and

•	The expenses and charges for the class.

We recommend that you discuss your investment goals and choices with your financial professional to determine which share class is right for you.

INVESTOR CLASS SHARES

Effective as of the date of this Prospectus, former Class A shares of the Fund will have been renamed Investor Class shares of the Fund. Investor Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Investor Class’s NAV. Shareholders do not bear shareholder servicing fees for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. See “Investing Through an Intermediary” on page 17 for more information on shareholder servicing fees paid to financial intermediaries. Shareholders of Investor Class shares pay annual distribution and shareholder service (12b-1) fees of 0.25%. See page 17 for more information on 12b-1 fees.

SERVICE CLASS SHARES

Service Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Service Class’s NAV. Shareholders may bear shareholder servicing fees of up to 0.10% for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. See “Investing Through an Intermediary” on page 17 for more information on shareholder servicing fees paid to financial intermediaries. The Service Class shares do not pay annual distribution and shareholder service (12b-1) fees.

INSTITUTIONAL CLASS SHARES

Institutional Class shares have no up-front sales charges or deferred sales charges. Your entire amount invested purchases Fund shares at the Institutional Class’s NAV. Shareholders do not bear shareholder servicing fees for shareholder servicing provided by financial intermediaries, such as broker-dealers, banks, and trust companies. See “Investing Through an Intermediary” on page 17 for more information on shareholder servicing fees paid to financial intermediaries. The Institutional Class shares do not pay annual distribution and shareholder service (12b 1) fees.

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SHAREHOLDER GUIDE

INVESTING THROUGH AN INTERMEDIARY

If you invest through a third party such as a bank, broker-dealer, trust company, or other financial intermediary, rather than directly with the Fund, certain purchase and redemption policies, fees, and minimum investment amounts may differ from those described in this Prospectus. The Fund may also participate in programs with national brokerage firms that limit a shareholder’s transaction fees, and the Service Class shares may pay fees to these firms in return for shareholder servicing provided by these programs. The servicing fees are paid out of the assets of the Service Class shares on an ongoing basis and will increase the cost of your investment in Service Class shares. These payments may provide the intermediary with an incentive to favor sales of shares of the Fund over other investment options.

The Investment Manager and/or the Distributor may pay compensation (directly and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. This compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the NAV or the price of the Fund’s shares.

DISTRIBUTIONS AND SERVICE (12B-1) FEES

The Fund has adopted a Distribution and Service Plan (12b-1 Plan) for Investor Class shares that allows the Fund to pay fees for selling and distributing its Investor Class shares and for providing service to shareholders in the Investor Class. The 12b-1 fees are paid to the Distributor to cover Investor Class sales, marketing, and promotional expenses. Because 12b-1 fees are deducted from the net assets of the Investor Class on an ongoing basis, they increase the cost of your investment the longer you hold it, and will result in lower total returns and may end up costing you more than other types of sales charges.

TRANSACTION POLICIES

OPENING YOUR ACCOUNT

You can set up your account either through a registered financial professional or on your own, by submitting your completed application to the Fund with your initial investment. Your account application must be in “good order” before we can process it; that is, the application must contain all of the information and documentation requested. Failing to provide what we request may delay the purchase date or cause us to reject your application and return your investment monies.

PROCESSING ORDERS

If you sell shares in the Fund, the Fund will send your check to the address we have on file for your account. A request to send a check to any other address or a third-party requires a signature medallion guarantee. If the sale of your shares follows a purchase by check, the Fund may hold the proceeds of your sale for up to 15 calendar days to ensure that the check has cleared. Automated Clearing House (“ACH”) transactions are also subject to a 15 calendar day holding period.

BUYING AND SELLING SHARES

You may buy shares of the Fund once you set up an account. You also may buy additional shares or sell your shares any day that the NYSE is open for business. When you buy or sell Fund shares, the price is the NAV per share that is calculated after we receive your order in proper form. Each class’s NAV is calculated at the close of regular trading on the NYSE, usually 4:00 p.m. New York time.

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SHAREHOLDER GUIDE

INVESTMENT MINIMUMS

Your cash investments in the Fund must be in U.S. dollars. We do not accept third-party or “starter” checks.

Share Class	Initial Investment	Additional Investments
Investor Class:

• Regular Accounts	$2,000	$100

• Individual Retirement Accounts	$1,000	$100

Service Class:

• Regular Accounts	$100,000	$100

• Individual Retirement Accounts	$25,000	$100

Institutional Class:

• Regular Accounts	$1,000,000	$1,000

• Individual Retirement Accounts	$50,000	$1,000

The minimum initial and additional investment amounts may be waived for investments by current or retired officers and Trustees of the Trust and other funds of the Managers Family of Funds, as well as their family members; current or retired officers, directors, and employees of AMG and certain participating affiliated companies of AMG; the immediate family members of any such officer, director, or employee (including parents, grandparents, spouses, children, grandchildren, siblings, fathers/mothers-in-law, sisters/brothers-in-law, daughters/sons-in-law, nieces, nephews, and domestic partners); and a trust or plan established primarily for the benefit of any of the foregoing persons. Additionally, a Fund or the Distributor may, in its discretion, waive the minimum initial or additional investment amounts at any time.

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SHAREHOLDER GUIDE

HOW TO BUY OR SELL SHARES

	If you wish to open an account and buy shares*...	If you wish to add shares to your account*...	If you wish to sell shares*,† ...
Through your registered investment professional:	Contact your investment advisor or other investment professional	Send any additional monies to your investment professional to the address on your account statement	Contact your investment advisor or other investment professional
On your own: By mail	Complete the account application, then mail the application and a check payable to Managers to: Managers c/o BNY Mellon Investment Servicing (US) Inc. PO Box 9769 Providence, RI 02940-9769

Send a letter of instruction and a check payable to Managers to:

Managers

c/o BNY Mellon Investment

Servicing (US) Inc.

PO Box 9769

Providence, RI 02940-9769

(Include your account number and Fund name on your check)

Write a letter of instruction containing:

•    Name of the Fund

•    Dollar amount or number of shares you wish to sell

•    Your name

•    Your account number

•    Signatures of all account owners

Mail your letter to:

Managers

c/o BNY Mellon Investment

Servicing (US) Inc.

PO Box 9769

Providence, RI 02940-9769

By telephone	Not available	If your account has already been established, call the transfer agent at 800.548.4539

If you elected telephone redemption privileges on your account application, call us at 800.548.4539 (Telephone redemptions are available only for redemptions of less than $50,000 for Investor Class and Service Class shares and $250,000 for Institutional Class shares)

Over the Internet	Not available	If your account has already been established, go to our Web site at www.managersinvest.com

Go to our Web site at www.managersinvest.com (Internet redemptions are available only for redemptions of less than $50,000 for Investor Class and Service Class shares and $250,000 for Institutional Class shares)

By bank wire	Call us at 800.548.4539 for instructions	Call us at 800.548.4539 for instructions	Available if bank wire instructions are on file for your account

*	Please indicate which class of shares you are buying or selling when you place your order.

†	Redemptions of $50,000 or more for Investor Class and Service Class shares and $250,000 or more for Institutional Class shares require a medallion signature guarantee. A medallion guarantee is a signature guarantee by a Guarantor Institution, which is participating in a Signature Guarantee program recognized by the Securities Transfer Association (“STA”). Telephone and Internet redemptions are available only for redemptions that are below $50,000 for Investor Class and Service Class shares and below $250,000 for Institutional Class shares.

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SHAREHOLDER GUIDE

OTHER PURCHASE INFORMATION

Subject to the approval of the Trust and in accordance with the Trust’s policies and procedures, an investor may purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable and determined in accordance with the Trust’s valuation policies. These transactions will be effected only if the Investment Manager or the Subadvisor intends to retain the security in the Fund as an investment. Assets purchased by the Fund in such transactions will be valued in generally the same manner as they would be valued for purposes of pricing the Fund’s shares, if such assets were included in the Fund’s assets at the time of purchase. The Trust reserves the right to amend or terminate this practice at any time.

SIGNATURE GUARANTEE

If you are selling $50,000 or more worth of Investor Class or Service Class shares or $250,000 or more worth of Institutional Class shares, you will need to provide the Fund with a medallion guarantee, an imprint that verifies the authenticity of your signature. The medallion program offers shareholders added protection because it guarantees that the person who signs the transaction request is the actual shareholder or legally authorized representative.

We accept medallion imprints only from a guarantor institution such as a bank, broker-dealer, credit union, national securities exchange, or savings association that is a recognized participant of the Securities Transfer Agents Medallion Program (STAMP) 2000. When requesting a medallion signature guarantee from a guarantor institution, please be sure it is issued in an amount that covers your planned transaction. A notary public cannot provide a signature guarantee.

UNAUTHORIZED TRANSACTIONS

The Fund is not responsible for any losses due to unauthorized transactions as long as the Fund follows reasonable security procedures designed to verify your identity. It is your responsibility to review and verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell and exchange shares by telephone or the Internet, call the Fund at 800.548.4539 for instructions.

LIMITATIONS ON THE FUND

The Fund may restrict or limit certain transactions, including, but not limited to, the following examples:

•

Redeem your account if its value falls below $500 for Investor Class or Service Class shares, or $50,000 for Institutional Class shares due to redemptions but not until the Fund gives you 60 days’ notice and the opportunity to increase your account balance to the minimum account balance amount;

•	Suspend sales or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings or when the SEC restricts trading;
•	Change the minimum required investment amounts;

•	Delay sending out sales proceeds for up to seven days. This usually applies to very large sales without notice, excessive trading, or during unusual market conditions;

•	Make a redemption-in-kind, a payment in portfolio securities instead of in cash;

•	Refuse a buy order for any reason, including your failure to submit a properly completed application;

•

Refuse an exchange request for any person or group if the Fund determines that the request could adversely affect the Fund, for example, if the person or group has engaged in excessive trading. (See “Limiting Trades” on this page) This determination is at the Investment Manager’s discretion, based on a case-by-case analysis consistent with the Trust’s policies and procedures regarding frequent trading; and

•	End or limit the exchange privilege policy after giving 60 days’ advance notice to shareholders or impose fees in connection with exchanges or sales.

FREQUENT TRADING POLICY

The Board of Trustees of the Trust has adopted policies and procedures reasonably designed to prevent frequent trading in shares of the Fund, commonly referred to as “market timing.” These activities may disrupt management of the Fund’s portfolio, increase the Fund’s expenses, and have a negative impact on the Fund’s performance. There may be additional risks due to frequent trading activities.

Monitoring Trades

To help prevent frequent trading, the Investment Manager monitors the trading activities of Fund accounts on a daily basis, including large accounts maintained directly with the Fund’s transfer agent. If the Investment Manager determines that an account shows a pattern of excessive trading and/or excessive exchanging among the Managers Family of Funds, the Investment Manager reviews the account’s activities and may warn the account owner and/or restrict the account. The Investment Manager also notifies the Fund’s transfer agent of any restriction and periodically informs the Board of Trustees about the implementation of these frequent trading policies and procedures.

Limiting Trades

The Fund may refuse a purchase order for any reason and will limit or refuse an exchange request if the Investment Manager believes that a shareholder is engaging in market timing activities that may harm the Fund and its shareholders. Transactions accepted by a financial intermediary that violate the Fund’s frequent trading policies are not considered to be acceptable by the Fund, and the Fund may reject them on the next business day after the financial intermediary has received them.

Although the Fund uses reasonable efforts to prevent market timing activities in the Fund, its efforts may not always succeed. For example, although the Fund strives to apply these policies and

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SHAREHOLDER GUIDE

procedures uniformly to all accounts, the Fund receives certain purchase, exchange, and redemption orders through financial intermediaries that maintain omnibus accounts with the Fund. Although the Fund has attempted to put safeguards in place to ensure that financial intermediaries have implemented procedures designed to deter market timing, the Fund’s ability to detect frequent trading activities by investors who hold shares through financial intermediaries will still be limited by the ability of the Fund and such intermediaries to monitor for a pattern of excessive trading and/ or excessive exchanging within an omnibus account.

INVESTOR SERVICES

AUTOMATIC INVESTMENTS

You may arrange to make automatic deductions at regular intervals from a designated bank account.

AUTOMATIC REINVESTMENT PLAN

This plan lets you conveniently reinvest your dividends and capital gain distributions in additional shares of the Fund.

AUTOMATIC REDEMPTIONS

With this feature, you can easily redeem a set amount each month from your account. You may make automatic monthly redemptions of $100 or more. Redemptions are normally completed on the 25th day of each month. If the 25th day falls on a weekend or holiday, the Fund will complete the redemption on the next business day.

RETIREMENT PLANS

You may hold your shares in a traditional or Roth IRA, which are available to you at no additional cost. Call us at 800.548.4539 to get more information and an IRA kit.

EXCHANGE PRIVILEGES

To enhance your investment flexibility, we allow you to exchange your shares of the Fund for the same class of shares of other funds managed by the Investment Manager or for shares of other funds managed by the Investment Manager that are not subject to a sales charge (load). Not all funds managed by the Investment Manager offer all classes of shares or are open to new investors. In addition to exchanging into other Managers funds described above, you also may exchange your shares of the Fund through Managers for shares in the Agency share class of the JPMorgan Liquid Assets Money Market Fund (the “JPMorgan Fund”).

In addition, the following restrictions apply:

•

Except for the JPMorgan Fund, the value of the shares exchanged must meet the minimum purchase requirement of the fund and class for which you are exchanging them. There is no minimum purchase requirement to exchange into the JPMorgan Fund.

•	There is no fee associated with the exchange privilege; however, your exchange may result in tax consequences. For details, see “Taxability of Transactions” on page 23.
•	The exchange privilege is available only if both of the accounts involved in the transaction are registered in the same name with the same address and taxpayer identification number.

You can request your exchange in writing, by telephone (if elected on the application), by Internet, or through your investment advisor, bank, or investment professional. Normally, we will execute the entire exchange transaction in a single business day.

Be sure to read the prospectus of any fund that you are considering for an exchange. Subject to the restrictions above, when you purchase a fund’s shares by exchange, the same terms and conditions that apply to any new investment in that fund also apply to the exchange. The Fund may discontinue, alter, or limit the exchange privileges at any time, subject to applicable law.

ACCOUNT STATEMENTS

The Fund will send you quarterly and yearly statements with details about your account activity. The Fund will also send you a Form 1099-DIV annually (unless your account is an IRA) that shows the tax breakdown of any dividends and distributions you received from your account. In addition, you will receive a confirmation after each trade execution.

COST BASIS REPORTING

Upon the redemption or exchange of your shares in the Fund, the Fund or, if you purchase your shares through a financial intermediary, your financial intermediary generally will be required to provide you and the IRS with cost basis information. This cost basis reporting requirement is effective for shares purchased, including through dividend reinvestment, on or after January 1, 2012. Please see http://investor.managersinvest.com/home.html or contact the Fund at 800.548.4539, or consult your financial intermediary, as appropriate, for more information regarding available methods for cost basis reporting and how to select a particular method. Please consult your tax advisor to determine which available cost basis method is best for you.

DIVIDENDS AND DISTRIBUTIONS

The Fund normally declares and pays any income dividends quarterly and pays net capital gains distributions, if any, annually in December. Most investors have their dividends and distributions reinvested in additional shares, and the Fund will do this automatically unless you request otherwise. You may also change your election any time by giving the Fund written notice at least 10 days before the scheduled payment date.

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INVESTOR SERVICES (CONTINUED)

CHANGES TO YOUR ACCOUNT

The Fund will mail correspondence and other materials to the address on file for you. Please notify the Fund immediately of any changes to your address or to other information that might affect your account.

CERTAIN FEDERAL INCOME TAX INFORMATION

The following tax information is a general summary of certain U.S. federal income tax consequences applicable to an investment in the Fund under the Internal Revenue Code of 1986, as amended and as in effect as of the date of this Prospectus. A more detailed tax discussion is provided in the SAI. The Fund does not intend for this information to address all aspects of taxation that may apply to individual shareholders or to specific types of shareholders such as insurance companies, financial institutions, tax-deferred retirement plans, broker-dealers, and foreign persons, each of whom may qualify for special treatment under U.S. federal income tax laws. You should consult a tax advisor about the U.S. federal, state, local, and foreign tax consequences to you of your investment in the Fund based on your particular circumstances.

The Fund has elected and intends to qualify and be treated each taxable year as a regulated investment company. A regulated investment company is not subject to tax at the corporate level on income and gains from investments that are distributed to shareholders. However, the Fund’s failure to qualify as a regulated investment company would result in corporate-level taxation, and consequently a reduction in income available for distribution to shareholders.

TAXABILITY OF DIVIDENDS AND DISTRIBUTIONS

For U.S. federal income tax purposes, distributions of investment income, whether reinvested or taken as cash, are generally taxable to you as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned or is considered to have owned the investments that generated them, rather than how long you have owned your shares.

•

Distributions from the sale of investments that the Fund owns or is considered to have owned for more than one year and that are properly reported by the Fund as capital gain dividends are taxable to you as long-term capital gains.

•

Long-term capital gain rates applicable to individuals have been temporarily reduced—in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning on or before December 31, 2012. These reduced rates will expire for taxable years beginning on or after

January 1, 2013, unless Congress enacts legislation providing otherwise. The Fund does not expect a significant portion of distributions to be derived from qualified dividend income.

•	Distributions from the sale of investments that the Fund owns or is considered to have owned for one year or less are taxable to you as ordinary income.

•

Properly reported distributions of “qualified dividend income” are taxable to you at the rate that applies to long-term capital gains for taxable years beginning on or before December 31, 2012, provided that both you and the Fund meet certain holding period and other requirements. This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.

•

Effective for taxable years beginning on or after January 1, 2013, the “net investment income” of individuals, estates and trusts will be subject to a new 3.8% Medicare contribution tax, to the extent such income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by the Fund, including any capital gain dividends, and net capital gains recognized on the sale, redemption or exchange of shares of the Fund. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

•	Distributions are taxable to you in the same manner whether you receive them in cash or reinvest them in additional shares.

Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under U.S. federal income tax laws are not taxable. By investing in the Fund through such a plan, you will not be subject to tax on distributions from the Fund so long as the amounts distributed remain in the plan, but you will generally be taxed upon withdrawal of monies from the plan. You should consult your tax advisor to determine the suitability of the Fund as an investment through your retirement plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

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CERTAIN FEDERAL INCOME TAX INFORMATION (CONTINUED)

TAXABILITY OF TRANSACTIONS

Any gain or loss that results from the sale, exchange (including an exchange of the Fund’s shares for shares of another fund) or redemption of your shares will be treated generally as capital gain or loss for U.S. federal income tax purposes, which will be long-term or short-term depending on how long you have held your shares.

OTHER TAX MATTERS

The Fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the Fund’s return on those securities would generally be decreased. You will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund. However, if more than 50% of the value of the Fund’s total assets at the close of a taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass through” to you foreign income taxes that it pays. If this election is made, you will be required to include your share of those taxes in gross income as a distribution from the Fund and you generally will be allowed to claim a credit (or a deduction, if you itemize deductions) for such amounts on your federal U.S. income tax return, subject to certain limitations.

In addition, certain of the Fund’s investments, including certain debt instruments, derivatives, and foreign securities or foreign currencies, could affect the amount, timing and character of distributions you receive and could cause the Fund to recognize taxable income in excess of the cash generated by such investments (which may require the Fund to liquidate other investments in order to make required distributions). Please see the SAI for more detailed tax information.

TAX WITHHOLDING

To avoid back-up withholding of U.S. federal income taxes on distributions or sale proceeds, federal law requires you to:

•	Provide your Social Security Number (“SSN”) or other taxpayer identification number (“TIN”);

•	Certify that your SSN or TIN is correct; and

•	Certify that you are not subject to back-up withholding.

In addition, the Fund must also withhold taxes on distributions and sale proceeds if the IRS notifies the Fund that the SSN or TIN you provided is incorrect, or the IRS notifies the Fund that you have failed to properly report certain interest and dividend income.

23	Managers Investment Group

FINANCIAL HIGHLIGHTS

The following Financial Highlights tables are intended to help you understand the Fund’s financial performance for the past five fiscal years. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.

Effective as of the date of this Prospectus, former Class A shares of the Fund will have been renamed Investor Class shares of the Funds. Because Managers AMG Chicago Equity Partners Balanced Fund’s Service Class will have commenced operations on or following the date of this Prospectus, financial highlights for this share class are not available. The information below is derived from the Fund’s financial statements and (except for the information for six months ended June 30, 2012) has been audited by PricewaterhouseCoopers LLP, whose report is included in the Fund’s Annual Report for the fiscal year ended December 31, 2011, which is available upon request. The Fund’s unaudited financial statements for the semi-annual period ended June 30, 2012 are included in the Fund’s Semi-Annual Report, which is also available upon request. All unaudited interim financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim periods presented. In addition, all such adjustments are of a normal recurring nature.

Managers AMG Chicago Equity Partners Balanced Fund— Investor Class (formerly Class A)	For the six months ended June 30, 2012 (unaudited)	For the year ended December 31,
		2011	2010	2009	2008	2007

Net Asset Value, Beginning of Period	$13.70	$13.49	$12.33	$10.45	$13.18	$12.86

Income from Investment Operations:

Net investment income	0.07 [3]	0.18 [3]	0.20	0.22	0.29	0.25

Net realized and unrealized gain (loss) on investments	0.74 [3]	0.69 [3]	1.16	1.87	(2.74)	0.34

Total from investment operations	0.81	0.87	1.36	2.09	(2.45)	0.59

Less Distributions to Shareholders from:

Net investment income	(0.06)	(0.18)	(0.20)	(0.21)	(0.27)	(0.27)

Net realized gain on investments	—	(0.48)	—	—	(0.01)	—

Total distributions to shareholders	(0.06)	(0.66)	(0.20)	(0.21)	(0.28)	(0.27)

Net Asset Value, End of Period	$14.45	$13.70	$13.49	$12.33	$10.45	$13.18

Total Return[1]	5.90%[4]	6.45%	11.14%	20.06%	(18.68)%	4.63%

Ratio of net expenses to average net assets	1.24%[5]	1.24%	1.22%	1.23%	1.17%	1.23%

Ratio of net investment income to average net assets[1]	0.98%[5]	1.27%	1.56%	1.77%	2.53%	1.93%

Portfolio turnover	42%[4]	94%	97%	114%	99%	206%

Net assets at end of period (000’s omitted)	$24,238	$17,519	$7,605	$6,933	$9,932	$2,076

Ratios absent expense offsets:[2]

Ratio of total expenses to average net assets	1.47%[5]	1.70%	1.80%	1.76%	1.68%	1.78%

Ratio of net investment income to average net assets	0.75%[5]	0.81%	0.98%	1.24%	2.03%	1.38%

[1]	Total returns and net investment income would have been lower had certain expenses not been reduced.

[2]	Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes.

[3]	Per share numbers have been calculated using average shares.

[4]	Not Annualized

[5]	Annualized

Managers Investment Group	24

FINANCIAL HIGHLIGHTS

Managers AMG Chicago Equity Partners Balanced Fund— Institutional Class	For the six months ended June 30, 2012 (unaudited)	For the year ended December 31,
		2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$13.82	$13.60	$12.43	$10.54	$13.28	$12.96

Income from Investment Operations:

Net investment income	0.09 [3]	0.21 [3]	0.24	0.23	0.31	0.29

Net realized and unrealized gain (loss) on investments	0.75 [3]	0.71 [3]	1.17	1.90	(2.74)	0.34

Total from investment operations	0.84	0.92	1.41	2.13	(2.43)	0.63

Less Distributions to Shareholders from:

Net investment income	(0.08)	(0.22)	(0.24)	(0.24)	(0.30)	(0.31)

Net realized gain on investments	_	(0.48)	_	_	(0.01)	_

Total distributions to shareholders	(0.08)	(0.70)	(0.24)	(0.24)	(0.31)	(0.31)

Net Asset Value, End of Period	$14.58	$13.82	$13.60	$12.43	$10.54	$13.28

Total Return[1]	6.05%[4]	6.77%	11.42%	20.44%	(18.51)%	4.87%

Ratio of net expenses to average net assets	0.99%[5]	0.99%	0.97%	0.98%	0.96%	0.98%

Ratio of net investment income to average net assets[1]	1.23%[5]	1.52%	1.81%	2.03%	2.58%	2.18%

Portfolio turnover	42%[4]	94%	97%	114%	99%	206%

Net assets at end of period (000’s omitted)	$9,329	$8,885	$7,863	$7,164	$6,065	$7,754

Ratios absent expense offsets:[2]

Ratio of total expenses to average net assets	1.22%[5]	1.45%	1.55%	1.51%	1.52%	1.53%

Ratio of net investment income to average net assets	1.00%[5]	1.06%	1.23%	1.50%	2.02%	1.63%

1	Total returns and net investment income would have been lower had certain expenses not been reduced.

2

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes expense repayments and non-reimbursable expenses, if any, such as interest and taxes.

3	Per share numbers have been calculated using average shares.

4	Not Annualized

5	Annualized

25	Managers Investment Group

HOW TO CONTACT US

MANAGERS AMG CHICAGO EQUITY PARTNERS BALANCED FUND

INVESTMENT MANAGER AND ADMINISTRATOR Managers Investment Group LLC 800 Connecticut Avenue Norwalk, Connecticut 06854 203.299.3500 or 800.835.3879

LEGAL COUNSEL

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9769

Providence, Rhode Island 02940-9769

800.548.4539

TRUSTEES

Bruce B. Bingham

Christine C. Carsman

William E. Chapman, II

Edward J. Kaier

Steven J. Paggioli

Eric Rakowski

Thomas R. Schneeweis

SUBADVISOR Chicago Equity Partners, LLC 180 N. LaSalle Street, Suite 3800 Chicago, Illinois 60601
DISTRIBUTOR Managers Distributors, Inc. 800 Connecticut Avenue Norwalk, Connecticut 06854
CUSTODIAN The Bank of New York Mellon 2 Hanson Place Brooklyn, New York 10286

Managers Investment Group	26

WHERE TO FIND ADDITIONAL INFORMATION

The Fund’s Statement of Additional Information (the “SAI”) contains additional information about the Fund and its investments. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual Report to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

To request free copies of these materials or to make other inquiries, please contact the Fund:

•       By telephone:

800.835.3879

•       By mail:

Managers Funds

800 Connecticut Avenue

Norwalk, Connecticut 06854-2325

•       On the Internet:

Electronic copies are available on our Web site at

www.managersinvest.com

Information about the Fund, including the Fund’s current SAI and Annual and Semi-Annual Reports, is on file with the Securities and Exchange Commission (the “SEC”). The Fund’s SAI is incorporated by reference into (is legally part of) this Prospectus.

Reports and other information about the Fund are also available on the EDGAR database of the SEC’s Web site at http://www.sec.gov. You may obtain copies by electronic request, after paying a duplicating fee, via email to publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520. You may also review and copy information about the Fund at the SEC’s Public Reference Room in Washington, D.C. For access to the Reference Room, call 202.551.8090.

© 2013 Managers Investment Group LLC

Investment Company Act Registration Number 811-06431

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.